Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated March 13, 2018
to the Statement of Additional Information
Dated May 1, 2017, as supplemented September 26, 2017 and February 8, 2018

This supplement revises certain information contained in the above-referenced Statement of Additional Information (the “SAI”) regarding the Short-Term Government Securities Fund and Short-Term Bond Fund (the “Funds”), each a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective June 29, 2018, Doug Kern will retire as co-manager of the Funds.  Mauricio Agudelo will continue as the manager of each Fund.